                      ANNUAL REPORT  |  December 31, 2000


                       The Strong Schafer Value Fund II

                                   [PHOTO]

                               Table of Contents

Investment Review

     Strong Schafer Value Fund II.................................      2

Financial Information

     Schedule of Investments in Securities

           Strong Schafer Value Fund II...........................      4

     Statement of Assets and Liabilities..........................      5

     Statement of Operations......................................      6

     Statements of Changes in Net Assets..........................      7

     Notes to Financial Statements................................      8

Financial Highlights..............................................     10

Report of Independent Accountants.................................     11

                                                            [STRONG LOGO] STRONG

Strong Schafer Value Fund II


Effective 3-12-01, I. Charles Rinaldi will become the Fund's portfolio manager, and the Fund's name will change to the Strong Multi Cap Value Fund II.

--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Schafer Value Fund II seeks long-term capital growth. Current income is a secondary objective. It invests primarily in common stocks of medium- and large-capitalization companies. The portfolio manager generally selects stocks of companies that have a below-average price-to-earnings ratio as compared to that of the S&P 500 Index* and above-average projected earnings growth. The Fund generally invests substantially all of its assets in stocks. The Fund invests roughly similar amounts of its assets in each stock in the portfolio. This approach avoids the overweighting of any individual security being purchased.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 10-10-97 to 12-31-00

                                    [GRAPH]

          The Strong Schafer Value Fund II                       S&P 500 Index*             Lipper Multi-Cap
                                                                                            Value Funds Index*
Sep 97                 $10,000                                      $10,000                       $10,000
Dec 97                 $ 9,918                                      $10,071                       $10,140
Mar 98                 $10,720                                      $11,476                       $11,299
Jun 98                 $10,004                                      $11,855                       $11,099
Sep 98                 $ 7,817                                      $10,676                       $ 9,411
Dec 98                 $10,135                                      $12,950                       $10,802
Mar 99                 $10,176                                      $13,595                       $10,880
Jun 99                 $11,016                                      $14,553                       $12,165
Sep 99                 $ 9,202                                      $13,645                       $10,857
Dec 99                 $ 9,844                                      $15,675                       $11,443
Mar 00                 $10,092                                      $16,035                       $11,470
Jun 00                 $ 9,844                                      $15,608                       $11,355
Sep 00                 $10,707                                      $15,457                       $12,009
Dec 00                 $10,615                                      $14,248                       $12,546

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performances were prorated for the month of October 1997.

Q:   How did your Fund perform?

A: After starting the year on a negative note both in absolute terms and relative to the benchmark S&P 500 Index,* the performance of the Fund benefited from the broadening of the U.S. stock market that occurred in early March 2000 and carried on throughout much of the remainder of the year. As a result of this broadening of the stock market, the Fund was able to post a positive rate of return for the year and topped the benchmark S&P 500,* which registered -9.11% for the one-year period.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: For investors, the year 2000 began with more of the same, as early on, the year shaped up to be another banner period for the Internet, technology, and large-capitalization growth stocks. These popular issues roared out of the starting gate, once again posting outsized gains in January, February, and early March. This was a particularly disappointing period for value investors, as these out-of-favor stocks generally registered declines early in the year, following underperformance in both 1998 and 1999.

     The Nasdaq peaked in the second week of March, however, after gaining nearly 25%. At that point, the overall stock market experienced a broadening that persisted during the remainder of the year. This allowed value stocks to generally post superior results. When the dust settled on December 31, 2000, the Nasdaq had posted its largest annual decline ever, the Dow Jones Industrial Average(SM) and S&P 500* both registered negative results for the year, and the Fund had positive results for the year.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The increase in the weighting of the health-care sector in late 1999 and early 2000--after these stocks had experienced sharp declines in the second half of 1999--probably had the greatest impact on the portfolio in 2000. The Funds holdings in Schering Plough, Bristol Meyers, Alza Corp., American Home Products, Omnicare, and ICN Pharmaceuticals all posted gains of more than 25% for the year, compared with the nearly 10% decline in the S&P 500* for the same period.

     Casino operator MGM Grand, Conoco (energy), Cameco Corp. (uranium production), Cadence Design (software), Family Dollar Stores (retail), and financials Merrill Lynch, Partner Re, Chubb, Mellon, Wells Fargo, and Fannie Mae all also gained more than 25% while we held them in the portfolio. On the negative side, technology and telecommunications stocks Veeco Instruments, Power Integrations, Montana Power, defense contractors Lockheed Martin and Raytheon, Royal Group (plastics and building products), and automaker GM all registered losses of 20% or more during the time that we held them.

Q:   What is your future outlook?

A: When value investing has been out of favor in the past, as it has been since late 1997, the recovery and return to favor traditionally has lasted for several years. We believe this will be the case this cycle, and therefore intend to continue following this Fund's established value discipline. We thank you for your investment.


     David K. Schafer
     Portfolio Manager

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                               TOTAL RETURNS/1/

                                As of 12-31-00

                        1-year                  7.82%

                        3-year                  2.29%

               Since Inception                  1.87%
                     (10-10-97)

The Fund's since inception return was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved.

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

/1/ The Fund's returns include the effect of deducting fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing performance quoted.
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                          December 31, 2000
--------------------------------------------------------------------------------

                         STRONG SCHAFER VALUE FUND II

                                                   Shares or
                                                   Principal     Value
                                                     Amount     (Note 2)
-------------------------------------------------------------------------
Common Stocks 95.0%
Auto Manufacturers - Domestic 1.9%
General Motors Corporation                            7,200   $   366,750

Auto/Truck - Original Equipment 5.3%
Borg-Warner Automotive, Inc.                         12,600       504,000
Superior Industries International, Inc.              16,800       530,250
                                                              -----------
                                                                1,034,250
Banks - Money Center 2.2%
J.P. Morgan Chase & Company, Inc.                     9,500       431,656

Banks - Super Regional 6.1%
Mellon Financial Corporation                         11,500       565,656
Wells Fargo Company                                  11,000       612,562
                                                              -----------
                                                                1,178,218
Building - Cement/Concrete/Aggregate 2.5%
Lafarge Corporation                                  20,400       481,950

Building - Construction Products/
     Miscellaneous 2.2%
Royal Group Technologies, Ltd. (b)                   35,200       437,800

Electronics - Parts Distributors 1.6%
Avnet, Inc.                                          14,600       313,900

Electronics - Semiconductor Equipment 2.1%
Veeco Instruments, Inc. (b)                          10,100       405,262

Electronics Products - Miscellaneous 2.2%
Power Integrations, Inc. (b)                         38,000       437,000

Finance - Investment Management 2.7%
Franklin Resources, Inc.                             13,600       518,160

Finance - Mortgage & Related Services 3.7%
Federal National Mortgage Association                 8,300       720,025

Household - Appliances 2.6%
Maytag Corporation                                   15,400       497,613

Insurance - Property/Casualty/Title 6.7%
Chubb Corporation                                     6,400       553,600
PartnerRe, Ltd.                                      12,300       750,300
                                                              -----------
                                                                1,303,900
Leisure - Gaming 3.3%
Harrah's Entertainment, Inc. (b)                      8,800       232,100
MGM Mirage, Inc.                                     14,900       419,994
                                                              -----------
                                                                  652,094
Medical - Drug/Diversified 3.6%
Bristol-Myers Squibb Company                          9,400       695,013

Medical - Ethical Drugs 6.2%
ICN Pharmaceuticals, Inc.                            17,500       537,031
Schering-Plough Corporation                          11,900       675,325
                                                              -----------
                                                                1,212,356
Medical - Generic Drugs 2.3%
Mylan Laboratories, Inc.                             18,100       455,894

Medical/Dental - Services 4.1%
Omnicare, Inc.                                       37,300       806,613

Metal Ores - Miscellaneous 3.0%
Cameco Corporation                                   33,400       584,500

Oil & Gas - International Integrated 5.8%
Conoco, Inc. Class A                                 20,100   $   575,362
Petroleo Brasileiro SA Petrobras Sponsored
     ADR (b)                                         22,000       555,500
                                                              -----------
                                                                1,130,862
Retail - Department Stores 6.0%
Family Dollar Stores, Inc.                           26,000       557,375
May Department Stores Company                        18,500       605,875
                                                              -----------
                                                                1,163,250
Retail/Wholesale - Office Supplies 1.8%
Office Depot, Inc. (b)                               48,100       342,712

Steel - Specialty Alloys 3.0%
UCAR International, Inc. (b)                         60,200       586,950

Telecommunications - Equipment 1.1%
ECI Telecom, Ltd.                                    15,500       216,758

Telecommunications - Services 2.6%
Montana Power Company                                24,600       510,450

Transportation - Air Freight 2.5%
FedEx Corporation (b)                                12,100       483,516

Transportation - Rail 2.5%
Canadian National Railway Company                    16,200       480,938

Trucks & Parts - Heavy Duty 2.7%
Dana Corporation                                     34,500       528,281

Utility - Telephone 2.7%
ALLTEL Corporation                                    8,400       524,475
-------------------------------------------------------------------------
Total Common Stocks (Cost $18,020,055)                         18,501,146
-------------------------------------------------------------------------
Short-Term Investments (a) 4.9%
Commercial Paper
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                       $   957,600       957,600
Wisconsin Electric Power Company, 6.24%                 100           100
-------------------------------------------------------------------------
Total Short-Term Investments (Cost $957,700)                      957,700
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Total Investments in Securities (Cost $18,977,755) 99.9%       19,458,846
Other Assets and Liabilities, Net 0.1%                             22,041
-------------------------------------------------------------------------
Net Assets 100.0%                                             $19,480,887
=========================================================================

LEGEND
-------------------------------------------------------------------------

(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.

Percentages are stated as a percent of net assets.


                      See Notes to Financial Statements.
4

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2000

                                                                  Strong Schafer
                                                                   Value Fund II
                                                                  --------------


Assets:
  Investments in Securities, at Value (Cost of $18,977,755)        $ 19,458,846
  Dividends and Interest Receivable                                      19,090
  Other Assets                                                           11,718
                                                                   ------------
  Total Assets                                                       19,489,654

Accrued Operating Expenses and Other Liabilities                          8,767
                                                                   ------------
Net Assets                                                         $ 19,480,887
                                                                   ============
Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                    $ 19,115,180
  Undistributed Net Investment Income                                     1,287
  Accumulated Net Realized Loss                                        (116,671)
  Net Unrealized Appreciation                                           481,091
                                                                   ------------
  Net Assets                                                       $ 19,480,887
                                                                   ============

Capital Shares Outstanding (Unlimited Number Authorized)              1,990,726

Net Asset Value Per Share                                          $       9.79
                                                                   ============



                      See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2000

                                                                  Strong Schafer
                                                                   Value Fund II
                                                                  --------------

Income:
  Dividends (net of foreign withholding taxes of $1,805)            $   227,988
  Interest                                                               48,703
                                                                    -----------
  Total Income                                                          276,691

Expenses:
  Investment Advisory Fees                                              158,313
  Custodian Fees                                                          2,237
  Shareholder Servicing Costs                                            33,116
  Reports to Shareholders                                                18,574
  Other                                                                  11,219
                                                                    -----------
  Total Expenses before Waivers and Absorptions                         223,459
  Voluntary Expense Waivers and Absorptions by Advisor                  (32,679)
                                                                    -----------
  Expenses, Net                                                         190,780
                                                                    -----------
Net Investment Income                                                    85,911

Realized and Unrealized Gain (Loss):
  Net Realized Gain on Investments                                      101,675
  Net Change in Unrealized Appreciation/Depreciation on
    Investments                                                         949,873
                                                                    -----------
Net Gain on Investments                                               1,051,548
                                                                    -----------
Net Increase in Net Assets Resulting from Operations                $ 1,137,459
                                                                    ===========





                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                            Strong Schafer Value Fund II
                                                                           ------------------------------
                                                                              Year Ended     Year Ended
                                                                            Dec. 31, 2000  Dec. 31, 1999
                                                                           --------------  --------------
Operations:
   Net Investment Income                                                    $     85,911    $     72,551
   Net Realized Gain                                                             101,675         132,156
   Net Change in Unrealized Appreciation/Depreciation                            949,873        (646,254)
                                                                            ------------    ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations             1,137,459        (441,547)
Distributions:
   From Net Investment Income                                                    (84,624)        (74,365)
   From Net Realized Gains                                                            --        (512,887)
                                                                            ------------    ------------
   Total Distributions                                                           (84,624)       (587,252)
Capital Share Transactions:
   Proceeds from Shares Sold                                                  18,965,504       9,462,364
   Proceeds from Reinvestment of Distributions                                    84,624         587,252
   Payment for Shares Redeemed                                               (11,506,339)     (2,158,537)
                                                                            ------------    ------------
   Net Increase in Net Assets from Capital Share Transactions                  7,543,789       7,891,079
                                                                            ------------    ------------
Total Increase In Net Assets                                                   8,596,624       6,862,280
Net Assets:
   Beginning of Year                                                          10,884,263       4,021,983
                                                                            ------------    ------------
   End of Year                                                              $ 19,480,887    $ 10,884,263
                                                                            ============    ============
Transactions in Shares of the Fund:
   Sold                                                                        2,002,233         953,267
   Issued in Reinvestment of Distributions                                         8,778          64,576
   Redeemed                                                                   (1,214,328)       (222,991)
                                                                            ------------    ------------
   Net Increase in Shares of the Fund                                            796,683         794,852
                                                                            ============    ============

                      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2000

1.   Organization

     Strong Schafer Value Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 2000, approximately 46% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 2000.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are calculated on a first-in, first-out basis.

     (D) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (E) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (F) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   Related Party Transactions
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     Schafer Capital Management, Inc. ("Schafer") manages the investments of the Fund under an agreement with the Advisor. Schafer is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at December 31, 2000, shareholder servicing and other expenses paid to the Advisor, transfer agency banking charges and unaffiliated directors' fees, excluding the effects of waivers and absorptions, for the year then ended were $6,391, $33,117, $1,627 and $790, respectively.

4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principle and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At December 31, 2000, there were no borrowings by the Fund outstanding under the LOC.

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than long-term government securities, during the year ended December 31, 2000 were $15,213,538 and $8,494,162, respectively. There were no purchases or sales of long-term government securities during the year ended December 31, 2000.

6.   Income Tax Information

     At December 31, 2000, the cost of investments in securities for federal income tax purposes was $19,105,038. Net unrealized appreciation of securities was $353,808, consisting of gross unrealized appreciation and depreciation of $2,682,259 and $2,328,451, respectively.

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 2000, which is designated as qualifying for the dividends-received deduction is 100.0% (unaudited).

7.   Recent Financial Reporting Pronouncement

     In November 2000, the American Institute of Certified Public Accountants issued a new Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide supersedes its predecessor and is effective for fiscal years beginning after December 15, 2000. The new Guide, among other things, sets forth certain accounting principles that must be applied by investment companies and may require a change from their present practices. Investment companies will be required to amortize premiums and discounts on debt securities using the interest method and to record paydown gains and losses on asset-backed securities as adjustments to interest income, not as realized gains and losses. The Fund presently intends to adopt the Guide's provisions for the year ending December 31, 2001, and does not expect the adoption of the new Guide to have a significant effect on its recognition of income or gains and losses. Further, it will not affect the determination of either net asset values or total returns.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG SCHAFER VALUE FUND II
--------------------------------------------------------------------------------

                                                                                                      Year Ended
                                                                                       ------------------------------------------
                                                                                         Dec. 31,  Dec. 31, Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                                              2000      1999      1998      1997/(b)/
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                     $  9.12   $ 10.08   $ 9.90     $10.00

Income From Investment Operations:
     Net Investment Income                                                                  0.04      0.06     0.03       0.01
     Net Realized and Unrealized Gains (Losses) on Investments                              0.67     (0.35)    0.18      (0.09)
---------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                                       0.71     (0.29)    0.21      (0.08)

Less Distributions:
     From Net Investment Income                                                            (0.04)    (0.07)   (0.03)     (0.01)
     In Excess of Net Investment Income                                                       --        --       --      (0.01)
     From Net Realized Gains                                                                  --     (0.60)      --         --
---------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                                                   (0.04)    (0.67)   (0.03)     (0.02)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                           $  9.79   $  9.12   $10.08     $ 9.90
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
     Total Return                                                                           +7.8%     -2.9%    +2.2%      -0.8%
     Net Assets, End of Period (In Thousands)                                             $19,481   $10,884   $4,022     $  705
     Ratio of Expenses to Average Net Assets without Waivers and Absorptions                 1.4%      1.6%     2.0%       1.5%*
     Ratio of Expenses to Average Net Assets                                                 1.2%      1.2%     1.2%       1.5%*
     Ratio of Net Investment Income to Average Net Assets                                    0.5%      0.9%     0.7%       0.7%*
     Portfolio Turnover Rate                                                                56.5%     93.9%    73.3%       3.1%

*   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from October 10, 1997 (inception) to December 31, 1997.

                      See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of Strong Variable Insurance Funds, Inc. and the Shareholders of Strong Schafer Value Fund II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Schafer Value Fund II (the "Fund") (one of the portfolios constituting Strong Variable Insurance Funds, Inc.) at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
January 30, 2001

               This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT10169-0101


               Strong Investments

               P.O. Box 2936   |   Milwaukee, WI 53201
               www.Strong.com

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